As filed with the Securities and Exchange Commission on February 5, 2001.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-8852

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                (Name of Registrant as Specified in Its Charter)

                     JOHN HANCOCK INSTITUTIONAL SERIES TRUST
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or
    14a-6 (i) (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

[ ] Fee paid previously with preliminary materials.

[X] No fee required.

                                  March 9, 2001

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the John Hancock International Equity fund.

As you know, John Hancock Advisers, Inc. serves as your investment adviser. You may also recall a recent letter from us announcing that Nicholas-Applegate Capital Management, LP assumed sub-advisory investment management of John Hancock's international and global equity funds effective December 14, 2000.Your Fund's Trustees are now asking you to approve a new subadvisory contract among the Adviser, your Fund and Nicholas-Applegate.

Who is Nicholas-Applegate?

Nicholas-Applegate is a leading investment adviser in the institutional, subadvisory and managed accounts markets with $35.2 billion in assets under management as of December 31, 2000. Nicholas-Applegate employs 400 people in offices in San Diego, New York, San Francisco, Chicago, Amsterdam and Melbourne Australia. The company has won numerous awards and recognition for the performance of its international and global equity funds. They have established an exceptional track record and a solid reputation in managing international and global equity assets for pension funds and other institutions. We are pleased to be able to offer this specific expertise to our shareholders.

No Change in Investment Objective and No Increase in Your Fund's Management Fees

Please be assured that this proposal does not signal a change your Fund's investment objective. As subadvisor, Nicholas-Applegate will continue to invest your Fund in accordance with its stated investment objective. In addition, the proposed new subadvisory contract will not increase the management fee that your Fund pays since the increased subadvisory fee will be borne by the Adviser and not your Fund.

This proposal has been unanimously approved by your Fund's Board of Trustees, who believe it will benefit you and your fellow shareholders. It is detailed in the enclosed proxy statement, please take the time to read it thoroughly before voting.

Your Vote Makes a Difference!

No matter what size your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or call your Customer Service Representative at 1-800-755-4371, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                            Sincerely,

                                            /s/Maureen R. Ford
                                            ------------------
                                            Maureen R. Ford
                                            Vice Chairman and
                                            Chief Executive Officer

                                                               HALE AND DORR LLP
                                                                  DRAFT 01/18/01

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
              (a series of John Hancock Institutional Series Trust)

                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 25, 2001

This is the formal agenda for your Fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock International Equity Fund:

A special meeting of shareholders of your Fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 25, 2001 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve a new sub-investment management contract among John Hancock Advisers, Inc. the Fund and Nicholas-Applegate Capital Management LP. Your board of trustees recommends that you vote FOR this proposal.

2.    Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on February 27, 2001 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                    By order of the board of trustees,
                                    Susan S. Newton
                                    Secretary
March 9, 2001

                               PROXY STATEMENT OF

                     JOHN HANCOCK INTERNATIONAL EQUITY FUND
              (a series of John Hancock Institutional Series Trust)

This proxy statement contains the information you should know before voting on the proposals as summarized below.

Your Fund will furnish without charge a copy of its most recent annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Fund's semiannual and annual report should direct all written requests to the attention of the Fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-755-4371.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your Fund to solicit proxies to be voted at a special meeting of shareholders of your Fund. This meeting will be held at the principal executive offices of the Funds, 101 Huntington Avenue, Boston, Massachusetts on Wednesday, April 25, 2001 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:

1. A proposal to approve a new sub-investment management contract between John Hancock Advisers, Inc., the Fund and Nicholas-Applegate Capital Management LP.

2.    Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to Fund shareholders on or about March 9, 2001.

Who is Eligible to Vote?

Shareholders of record on February 27, 2001 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholder instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted "for" the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                                APPROVAL OF A NEW
                       SUB-INVESTMENT MANAGEMENT CONTRACT

John Hancock Advisers, Inc. (the "adviser") serves as your Fund's investment adviser and is responsible for providing the Fund with a continuous investment program under an investment management contract (a "management contract") with the Fund. Indocam International Investment Services ("IIIS") previously served as investment subadviser for the Fund under a sub-investment management contract (a "previous subadvisory contract"). Under the previous subadvisory contract, IIIS subject to the review of the board of trustees and the overall supervision of the adviser, provided the Fund with investment advice.

At a meeting of your Fund's trustees held on December 12, 2000, the trustees, including all of the independent trustees (those who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), unanimously approved and voted to:

      o terminate the previous subadvisory contract effective December 14, 2000 and enter into an interim sub-investment management contract with Nicholas-Applegate Capital Management LP ("Nicholas-Applegate"), with substantially the same terms as the previous subadvisory contract, except for the effective and termination dates and certain other non-material changes, (an "interim subadvisory contract");(1) and

      o recommend that shareholders of the Fund approve a new subadvisory contract (a "proposed subadvisory contract") between the adviser, the Fund and Nicholas-Applegate. The form of proposed subadvisory contract is attached to this proxy statement as Exhibit A.

Nicholas-Applegate currently serves as interim subadviser to the Fund under an interim subadvisory contract. If your Fund's shareholders approve the proposed subadvisory contract, Nicholas-Applegate will continue to serve as subadviser to your Fund under the terms of the contract described below, a form of which is attached to this proxy statement as Exhibit A. As subadviser, Nicholas-Applegate provides the Fund with advice and recommendations regarding the

--------
(1) The merger between Nicholas-Applegate and Allianz of America, Inc. ("Allianz") was still pending at the time the Funds entered into the interim subadvisory contract. Because the consummation of that merger constituted an "assignement" under the 1940 Act, its consummation resulted in the automatic termination of the interim Subadvisory Contract. Accordingly, the Board also unanmiously approved and voted to enter into a second interim subadvisory contract for the Fund among the adviser and Nicholas-Applegate (the "second interim subadvisory contract") upon the consummation of the merger. The second interim subadvisory contract is substantially identical to the first interim subadvisory contract, except for the effective and termination dates, the notice provision, certain escrow provisions required by Rule 15a-4 under the 1940 Act, and certain other changes found by the trustees to be immaterial. Consequently, upon the closing of the merger between Nicholas-Applegate and Allianz on January 31, 2001, the interim advisory agreement terminated and the adviser entered into the second interim advisory agreement, which is currently in effect. For more information regarding the merger, Nicholas-Applegate and Allianz, see "About Nicholas-Applegate Capital Management" below.

Fund's investments as well as ongoing economic, financial and political information, research and assistance concerning international markets.

The increase in subadvisory fees payable under the proposed subadvisory contracts will be borne by the adviser and not by the Fund. As with IIIS and IAAL under the previous subadvisory contract, the adviser will be solely responsible for paying the proposed subadvisory fee to Nicholas-Applegate. The investment management fees payable by the Fund to the adviser under the management contracts will not change.

For a summary of the trustees' rationale for recommending that shareholders vote to hire Nicholas-Applegate, see "Analysis of Proposal and Review of Trustees" below.

About Nicholas-Applegate Capital Management

Nicholas-Applegate currently serves as interim subadviser to the Fund under the interim subadvisory contracts. Nicholas-Applegate is a California limited partnership founded in 1984 which provides investment advice to private accounts of institutional and individual clients, private investment companies, and to other mutual funds. Total assets under management by Nicholas-Applegate as of December 31, 2000 were approximately $32 billion.

The sole general partner of Nicholas-Applegate is MacIntosh LLC, a Delaware limited liability company whose principal offices are located at 777 San Marin Drive, Novato, California 94998. MacIntosh LLC is owned and controlled by Allianz of America, Inc. ("Allianz"). Allianz is a holding company that owns several insurance and financial services companies and is a wholly owned subsidiary of Allianz AG. Allianz AG is a German Aktiengesellschaft, a German publicly traded company, which, together with its subsidiaries, is one of the world's leading financial services companies (the "Allianz Group"). The Allianz Group is a leading provider of financial services and is represented in 77 countries worldwide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz Group (including Nicholas-Applegate) currently has assets under management of approximately $690 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Operationally, Nicholas-Applegate is a unit of Allianz Asset Management, the division of Allianz AG that coordinates its global asset management activities.

On January 31, 2001, Nicholas-Applegate merged with Allianz and certain other affiliated parties, and Allianz acquired all of the partnership interests in Nicholas-Applegate (the "merger"). Before the merger, the sole limited partner of Nicholas-Applegate was Nicholas-Applegate Capital Management Global Holding Co. LP, and the sole general partner of Nicholas-Applegate was Nicholas-Applegate Capital Management Holdings LP.

Nicholas-Applegate is located at 600 West Broadway, San Diego California 92101. Allianz is located at 55 Green Farms Road, P.O. Box 5160, Westport, Connecticut 06881. Allianz AG is located at Koeniginstrasse 28, D-80802, Munich, Germany.

The following table lists each fund currently managed or subadvised by Nicholas-Applegate with an investment objective similar to the Fund, as well as the size of each such fund and the fee rate payable to Nicholas-Applegate.

--------------------------------------------------------------------------------
                                                Fund             Fee Rate
                                               Assets*     (% of average daily
                   Fund                      (millions)        net assets)
--------------------------------------------------------------------------------
Nicholas-Applegate Institutional Funds:        $268.7            1.00%**
International Core Growth Fund                               (Management fee)

Nicholas-Applegate Institutional Funds:        $230.8            1.00%**
International Small Cap Growth Fund                          (Management fee)

Nicholas-Applegate Institutional Funds:        $130.1            1.00%**
Worldwide Growth Fund                                        (Management fee)

Accessor Funds: International Equity Fund      $189.4             0.20%
                                                            (Subadvisory fee)

Activa Mutual Fund Trust: Activa                $27.5             0.65%
International Fund                                          (Subadvisory fee)

Enterprise Funds: International Core             $2.4             0.54%
Growth Portfolio                                            (Subadvisory fee)

Pilgrim Funds: International Small Cap         $652.2             0.50%
                                                            (Subadvisory fee)

Pacific Century Funds: International Core      $104.0             0.62%
Growth Fund                                                 (Subadvisory fee)

John Hancock V.A. International Fund             $7.3             0.495%***
                                                            (Subadvisory fee)

John Hancock Global Fund                       $135.4             0.44%***
                                                            (Subadvisory fee)

John Hancock International Fund                 $26.2             0.55%***
                                                            (Subadvisory fee)

Talvest Small Cap International                 $98.6             0.85%
                                                            (Subadvisory fee)

----------
* As of December 31, 2000.

** Through the fiscal year ending March 31, 2001, Nicholas-Applegate has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the above-referenced fund so as to limit the fund's total operating expenses as set forth below, subject to possible later reimbursement during a three year period. Nicholas-Applegate may not amend the fee waiver agreement without the consent of the applicable fund.

      International Core Growth: Class I - 1.40%; Class R - 1.65%

      International Small Cap Growth: Class I - 1.40%; Class R - N/A

      Worldwide Growth: Class I - 1.35%; Class R - N/A

  *** This fee is temporary and will increase if the fund's shareholders approve a proposed subadvisory contract with Nicholas-Applegate, for which the fund currently is seeking shareholder approval.

The principal executive officers and members of the executive committee of Nicholas-Applegate are listed below, along with their principal occupations. The executive committee of Nicholas-Applegate exercises substantially all of the governance powers of Nicholas-Applegate and serves as the functional equivalent of a board of directors.

--------------------------------------------------------------------------------
Name*                                    Principal Occupation
--------------------------------------------------------------------------------
Arthur E. Nicholas                       Managing Partner
(Executive Committee Member)

--------------------------------------------------------------------------------
John J.P. McDonnell                      Chief Operating Officer
(Executive Committee Member)

--------------------------------------------------------------------------------
Catherine Somhegyi Nicholas              Chief Investment Officer
(Executive Committee Member)

--------------------------------------------------------------------------------
Eric S. Sagerman                         Head of Global Marketing
(Executive Committee Member)

--------------------------------------------------------------------------------
* The business address of each person listed is 600 West Broadway, San Diego California 92101.

About IIIS

IIIS is organized under the laws of France and is a wholly owned subsidiary of Indocam, the asset management affiliate of Credit Agricole, a French banking group. Indocam is an indirect subsidiary of certain holding companies of Caisse Nationale de Credit Agricole ("CNCA"), one of the largest financial and industrial groups in Europe. As of December 31, 2000, IIIS and its affiliates had approximately $150 billion in assets worldwide. The address of IIIS is 90 Boulevard Pasteur, Paris, France 75015.

About the Adviser

The adviser is a wholly owned subsidiary of The Berkeley Financial Group, Inc. ("The Berkeley Group"), which is a wholly owned subsidiary of John Hancock Subsidiaries, Inc., which is a wholly owned subsidiary of John Hancock Life

Insurance Company (the "Insurance Company"). The adviser currently has more than $30 billion in assets under management in its capacity as investment adviser to the Fund and other funds in the John Hancock Group of Funds as well as other institutional accounts.

The principal executive officer and the directors of the adviser are listed below, along with their principal occupations.

--------------------------------------------------------------------------------
Name and Address             Principal Occupation
--------------------------------------------------------------------------------
Stephen L. Brown             Chairman and Director of John Hancock Financial
Director                     Services, Inc., John Hancock Life Insurance Company
John Hancock Place           (the Insurance Company) (CEO until June 2000),
P.O. Box 111                 Chairman and Director of John Hancock Advisers,
Boston, MA 02199             Inc. (the adviser), John Hancock Funds, Inc. (John
                             Hancock Funds), The Berkeley Group; Director of
                             John Hancock Subsidiaries, Inc., John Hancock
                             Signature Services, Inc. (Signature Services)
                             (until January 1997); John Hancock Insurance
                             Agency, Inc.; (Insurance Agency), (until May 1999);
                             Independence Investment Associates, Inc.,
                             Independence International Associates, Inc,,
                             Independence Fixed Income Associates, Inc.;
                             Insurance Marketplace  Standards Association,
                             Committee for Economic Development, Ionics, Inc.
                             (since June 2000), Aspen Technology, Inc. (since
                             June 2000).
--------------------------------------------------------------------------------
Maureen R. Ford              President, Broker/Dealer Distributor, the Insurance
Director                     Company; Vice Chairman, Director, President and
101 Huntington Avenue        Chief Executive Officer of The Berkeley Group and
Boston, MA 02199             the adviser; Vice Chairman, Director and Chief
                             Executive Officer of John Hancock Funds; Chairman,
                             Director and President of Insurance Agency;
                             Chairman, Director and Chief Executive Officer of
                             Sovereign Asset Management Corporation (SAMCorp.);
                             Senior Vice President of MassMutual Insurance Co.
                             (until 1999).
--------------------------------------------------------------------------------
David F. D'Alessandro        President, Chief Executive Officer and Director of
Director                     John Hancock Financial Services, Inc. and the
John Hancock Place           Insurance Company; Director of Insurance Agency,
P.O. Box 111                 The Berkeley Group, the adviser and John Hancock
Boston, MA 02117             Funds; Chairman and Director of John Hancock
                             Variable Life Insurance Company; Director of John
                             Hancock Subsidiaries, Inc.; Director of Signature
                             Services (until January 1997).
--------------------------------------------------------------------------------
John M. DeCiccio             Executive Vice President and Chief Investment
Director                     Officer of John Hancock Financial Services, Inc.
John Hancock Place           and the Insurance Company; Director of The Berkeley
P.O. Box 111                 Group, the adviser and John Hancock Funds; Director
Boston, MA 02117             of Insurance Agency (until May 1999) and Signature
                             Services (until January 1997).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name and Address             Principal Occupation
--------------------------------------------------------------------------------
David A. King                Chief Executive Officer, President and Director of
Director                     John Hancock Signature Services, Inc.; Senior Vice
380 Stuart Street            President of the Insurance Company; Chairman of
Boston, MA 02117             Networking Insurance Agency; Chairman of First
                             Signature Bank & Trust; Director of The Berkeley
                             Group, the adviser and John Hancock Funds;
                             Director of Insurance Agency (until May 1999).
--------------------------------------------------------------------------------
Mark C. Lapman               Chairman, President and Director of Independence
Director                     Investment Associates, Inc. and Independence
53 State Street              International Associates, Inc.; Director and
Boston, MA 02109             Chairman of Independence Fixed Income Associates,
                             Inc.; Director of The Berkeley Group, the adviser
                             and John Hancock Funds.
--------------------------------------------------------------------------------
Jeanne M. Livermore          Senior Vice President of the Insurance Company;
Director                     Director of The Berkeley Group, the adviser and
John Hancock Place           John Hancock Funds; Director of Insurance Agency
P.O. Box 111                 (until May 1999) and Signature Services (until
Boston, MA 02117             January 1997).
--------------------------------------------------------------------------------
Thomas E. Moloney            Chief Financial Officer of John Hancock Financial
Director                     Services, Inc. and the Insurance Company; Director
John Hancock Place           of The Berkeley Group, the adviser, John Hancock
P.O. Box 111                 Funds, John Hancock Realty Services, John Hancock
Boston, MA 02117             Canadian Holdings Limited, John Hancock Reassurance
                             Co., Ltd., and The Maritime Life Assurance Company;
                             Director and Chief Financial Officer of John
                             Hancock Subsidiaries, Inc.; Director of Signature
                             Services, Inc. (Chairman until February 2000),
                             Director of Insurance Agency (until May 1999).
--------------------------------------------------------------------------------
Robert H. Watts              Senior Vice President of the Insurance Company;
Director                     Executive Vice President of Signator Investors,
John Hancock Place           Inc.; Director and Executive Vice President of the
P.O. Box 111                 Insurance Agency; Director of The Berkeley Group,
Boston, MA 02117             the adviser, John Hancock Funds and Signature
                             Services.
--------------------------------------------------------------------------------

The Proposed Subadvisory Contract and the Previous Subadvisory Contract

The following is a summary of the material terms of both the proposed and previous subadvisory contract. In describing the proposed subadvisory contract with Nicholas-Applegate, this summary is qualified by the form of proposed subadvisory contract attached to this proxy statement as Exhibit A.

Compensation. The previous subadvisory contract and the proposed subadvisory contract (collectively, the "contracts") provide that IIIS, or Nicholas-Applegate (each, a "subadviser"), as the case may be, is required to pay all expenses that it incurs in connection with the performance of its duties under the contract. The contract also provide that the adviser, not the Fund, will pay the subadvisory fees.

The proposed subadvisory contract requires the adviser to pay quarterly to the subadviser a subadvisory fee, accrued daily and on an annual basis is equal to
(i) 0.50% of the first $500,000,000 of the average daily net asset value of the Fund;

and (ii) 0.45% of the average daily net asset value of the Fund in excess $500,000,000.

The following table shows the aggregate amounts that would have been paid to Nicholas-Applegate had the proposed subadvisory contract been in place during the fiscal year ended February 28, 2000, and the percentage difference between those amounts and the amounts actually paid to IIIS, under the previous contract.

--------------------------------------------------------------------------------
   Amount Paid           Amount That Would          Difference as a
      Under               Have Been Paid           Percent of Amount
     Previous             Under Proposed              Paid Under
   Subadvisory              Subadvisory                Previous
     Contract                Contract            Subadvisory Contract
--------------------------------------------------------------------------------

     $58,145                 $57,708                     0.8%

The previous subadvisory contract required the adviser to pay IIIS a subadvisory fee, on a quarterly basis, equal to 55% of the gross investment management fee payable to the adviser with the respect to the Fund's average daily net assets.

Term. If approved by shareholders of the Fund, the proposed subadvisory contract will take effect as of May 11, 2001 and will remain in effect until May 11, 2003. Thereafter, the proposed subadvisory contract will continue in effect from year to year subject to the annual approval of its continuance as described below under "Provisions Contained in Both Contracts and in the Management Contract."

Provisions Contained in the Proposed Subadvisory Contracts, the Previous Subadvisory Contracts and the Management Contracts

Limitation of Liability. The management and the subadvisory contracts provide that the adviser and subadviser are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective contract relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the applicable adviser or subadviser in the performance of its duties or from the reckless disregard of its obligations and duties under the contracts.

Termination, Continuance and Amendment. Except as described above for the proposed subadvisory contract, the contract continues from year to year subject to annual approval of its continuance by a majority of the independent trustees, cast in person at a meeting called for the purpose of voting on such approval, and annual approval by either (a) your Fund's trustees, or (b) a majority of your Fund's outstanding voting securities, as defined in the 1940 Act. The contract may be terminated at any time without penalty on 60 days' written notice by the trustees, by a vote of a majority of the Fund's outstanding voting securities, or by the adviser or subadvisor. The contract terminates automatically in the event of its assignment or in the event that the adviser ceases to act as the Fund's investment adviser.

Use of Name "John Hancock." Under the management contract, as well as the previous subadvisory contract and the proposed subadvisory contract, if the adviser ceases to act as the Fund's investment manager, the Fund (to the extent that it lawfully can) must cease to use any name derived from the name "John Hancock" or any other name indicating that the Fund is advised by or otherwise associated with the adviser.

The Management Contracts

Under the Fund's management contract, the adviser, subject to the direction of the trustees, provides the Fund with a continuous investment program for the management of its assets, consistent with the Fund's investment objective and policies. The adviser furnishes the Fund with advice and recommendations consistent with the investment policies of the Fund regarding the purchase, holding and disposition of portfolio securities. The adviser:

      o advises the Fund in connection with policy decisions to be made by the trustees;

      o furnishes the Fund with research, economic and statistical data in connection with the Fund's investments and policies;

      o     provides day-to-day administration;

      o investigates and conducts relations with issuers of securities to be purchased by the Fund;

      o provides required reports and recommendations to the trustees and maintains the records of the Fund; and

      o assists the Fund in any negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors.

The adviser provides the Fund with office space, supplies and other facilities required for the business of the Fund. The adviser pays the compensation of all officers and employees of the Fund and pays the expenses of clerical services related to the administration of the Fund. Other than expenses specifically assumed by the adviser, all expenses incurred in the continuing operation of the Fund are borne by the Fund, including fees of the independent trustees and all fees of lawyers and accountants. The Fund pays an investment management fee to the adviser equivalent on an annual basis (i) 0.90% of the first $500,000,000 of the average daily net asset value of the Fund; and (ii) 0.65% of the average daily net asset value of the Fund in excess $500,000,000.

The adviser has voluntarily agreed to reduce management fees and other expenses payable in order to limit the Fund's total operation expenses to 1.00%. This agreement may not be modified or discontinued by the adviser at least until

July 1, 2001. During the fiscal year ended February 28, 2000, the adviser did not receive any management fees from the Fund.

Until March 1, 2000, International Equity Fund had an additional subadviser, John Hancock Advisers, International ("JHAI"), located at 6th Floor, Duke's Court, 32-36 Duke Street, St. James's, London, England SW1Y6DF. JHAI was a wholly owned subsidiary of the adviser, formed in 1987 to provide international investment research and subadvisory services to U.S. institutional clients. Under the Fund's subadvisory contract with JHAI, the adviser, and not the Fund, paid the subadvisory fee. The subadvisory contract with JHAI was terminated effective March 1, 2000.

Dates of the Management Contract and the Previous Subadvisory Contract

Each management contract and previous subadvisory contract was dated as of and approved by the shareholders of the applicable Fund on the dates set forth below, at meetings called for the purposes set forth below.

--------------------------------------------------------------------------------
           Management Contract               Previous Subadvisory Contract
           (with the Adviser)                       (with IIIS/IAAL)
--------------------------------------------------------------------------------
                 Last                                     Last
               Approved                                 Approved
  Contract     by Share-                  Contract      by Share-
    Date        holders        Purpose      Date         holders        Purpose
--------------------------------------------------------------------------------
  3/30/95       3/30/95        Initial     1/1/00       12/01/99        Initial
                              approval                                 approval

Analysis of Proposal and Review of Trustees

The trustees have determined that the terms of the proposed subadvisory contract are fair and reasonable. In approving the proposed subadvisory contract and recommending its approval by the shareholders of the Fund, the trustees, including the independent trustees, considered the best interest of the shareholders of the Fund and took into account all factors they deemed relevant.

In deciding whether to terminated the previous subadvisory contracts with IIIS, the trustees considered that, as part of the adviser's oversight responsibilities under the management contract, the adviser monitors the subadviser and evaluates the subadviser's performance. The trustees also considered that the adviser may conduct a search for a replacement and present to the trustees a proposed new subadviser that the adviser believes is able to provide the Fund with better service and enhance the Fund's investment performance. The trustees considered additional factors presented by the adviser, including the performance of the Fund under the previous subadvisory contract, ongoing operational and control issues, related staffing issues and the fact that IIIS had been previously notified of these issues.

In evaluating the proposed subadvisory contract, the trustees carefully reviewed materials furnished by the adviser relating to Nicholas-Applegate and its affiliates and their personnel, operations and financial condition. The trustees considered the fact that in recommending Nicholas-Applegate, the adviser had conducted a complete search for an international subadviser that the adviser believed would benefit the Fund. The trustees also considered Nicholas-Applegate's extensive international investment management expertise and its significant resources dedicated to international investment management. In addition, the trustees considered Nicholas-Applegate's historical performance record in managing investment companies and other client accounts with objectives similar to those of the Fund. In particular, the trustees deemed important Nicholas-Applegate's performance record of the Fund's investment mandates. The trustees also considered Nicholas-Applegate's financial condition and its reputation in the financial community. In addition, the trustees considered such other factors as they deemed relevant, including the possibility of other benefits that may be realized by the Fund as a result of Nicholas-Applegate serving as the Fund's subadviser.

The trustees also considered possible benefits to Nicholas-Applegate under the proposed subadvisory contract, including the ability of Nicholas-Applegate (a) to cause the Fund to execute securities transactions with brokers that are affiliated with Allianz, subject to compliance with the requirements of the 1940 Act and procedures adopted by, and with the oversight of, the trustees and (b) to obtain soft dollar brokerage and research services from brokers that are not affiliated with Allianz who effect securities transactions on behalf of the Fund. Throughout the review process the independent trustees were advised by their independent legal counsel, who was not counsel to the Fund, the adviser or Nicholas-Applegate.

Trustees' Evaluation and Recommendation

The trustees, including all of the independent trustees, by a vote cast at a meeting held on December 12, 2000 unanimously approved and voted to recommend to the shareholders of the Fund that the Fund adopt the proposed subadvisory contract. If the Fund's shareholders approve the proposed subadvisory contract, that contract will take effect as of May 11, 2001.

If the proposed subadvisory contract is not approved for the Fund, the trustees will consider what action, if any, should be taken to obtain subadvisory services for the Fund.

The trustees of your Fund recommend that the shareholders of your Fund vote "for" the proposed subadvisory contract.

                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote for each proposal. Approval of each proposal requires the affirmative vote of a majority of the shares of your Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your Fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy,

      or

(2)   more than 50% of the outstanding shares of the Fund.

Shares of your Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your Fund; by personnel of the adviser, the Fund's principal distributor, John Hancock Funds, Inc., and the Fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with unaffiliated solicitation firms MIS, ADP and Georgeson Shareholder Communications, has agreed to provide proxy solicitation services at a cost of approximately $3,000. The adviser will pay fifty percent, and the Fund will pay fifty percent, of the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

The mailing address of the Fund, the adviser and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

      o By filing a written notice of revocation with your Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

      o By returning a duly executed proxy with a later date before the time of the meeting, or

      o If a shareholder has executed a proxy but is present at the meeting and wants to vote in person, by notifying the secretary of the Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of February 27, 2001 (record date), _________________ shares of beneficial interest of each Fund outstanding.

Only shareholders of record on record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The Fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Fund has not obtained an opinion of counsel about telephone voting, but are currently not aware of any challenge.

      o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

      o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

      o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

      o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

      o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You also will have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the 14-digit "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

o     Read the proxy statement and have your proxy card at hand.

o     Go to the Web site www.jhfunds.com.

o     Select the shareholder entryway.

o     Select the proxy-voting link for your Fund.

o     Enter the 14-digit "control number" found on your proxy card.

o Follow the instructions on the Web site. Please call us at 1-800-755-4371 if you have any problems.

o To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after submission and also by email if chosen.

                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of each Fund, as of February 12, 2001, the following persons owned of record or beneficially 5% or more of the outstanding shares of each Fund, respectively:

--------------------------------------------------------------------------------
Name and Address                                          Number of Shares Owned
--------------------------------------------------------------------------------


As of February 12, 2001, the trustees and officers of the Fund owned in the aggregate less than 1% of the outstanding shares of the Fund.

                                    Exhibit A

                     JOHN HANCOCK INSTITUTIONAL SERES TRUST

                     John Hancock International Equity Fund

                   Form of Sub-Investment Management Contract

                                                              Dated May 11, 2001

                           JOHN HANCOCK ADVISERS, INC.
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                     JOHN HANCOCK INSTITUTIONAL SERES TRUST
                    - John Hancock International Equity Fund
                              101 Huntington Avenue
                           Boston, Massachusetts 02199

                      NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                                600 West Broadway
                           San Diego, California 92101

                       Sub-Investment Management Contract

Ladies and Gentlemen:

      John Hancock Institutional Series Trust (the "Trust") has been organized as a business trust under the laws of The Commonwealth of Massachusetts to engage in the business of an investment company. The Trust's shares of beneficial interest may be classified into series, each series representing the entire undivided interest in a separate portfolio of assets. Series may be established or terminated from time to time by action of the Board of Trustees of the Trust. As of the date hereof, the Trust has eleven series of shares, representing interests in John Hancock ______________Fund, and John Hancock ________ Fund.

      The Board of Trustees of the Trust (the "Trustees") has selected John Hancock Advisers, Inc. (the "Adviser") to provide overall investment advice and management for the John Hancock International Equity Fund (the "Fund"), and to provide certain other services, under the terms and conditions provided in the Investment Management Contract, dated March 30, 1995 between the Trust, the Fund and the Adviser (the "Investment Management Contract").

      The Adviser and the Trustees have selected Nicholas-Applegate Capital Management (the "Sub-Adviser") to provide the Adviser and the Fund with the advice and services set forth below, and the Sub-Adviser is willing to provide such advice and services, subject to the review of the Trustees and overall supervision of the Adviser, under the terms and conditions hereinafter set forth. The Sub-Adviser hereby represents and warrants that it is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Accordingly, the Trust, on behalf of the Fund, and the Adviser agree with the Sub-Adviser as follows:

1. Delivery of Documents. The Trust has furnished the Sub-Adviser with copies, properly certified or otherwise authenticated, of each of the following:

      (a) Amended and Restated Declaration of Trust of the Trust, dated ________, as amended from time to time (the "Declaration of Trust");

      (b) By-Laws of the Trust as in effect on the date hereof;

      (c) Resolutions of the Trustees approving the form of this Agreement by and among the Adviser, the Sub-Adviser and the Trust, on behalf of the Fund;

      (d) Resolutions of the Trustees selecting the Adviser as investment adviser for the Fund and approving the form of the Investment Management Contract;

      (e) the Investment Management Contract;

      (f) the Fund's portfolio compliance checklists;

      (g) the Fund's current Registration Statement, including the Fund's Prospectus and Statement of Additional Information; and

      (h) the Fund's Code of Ethics.

      The Trust will furnish to the Sub-Adviser from time to time copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any.

2. Investment Services. The Sub-Adviser will use its best efforts to provide to the Fund continuing and suitable investment advice with respect to investments, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information. In the performance of the Sub-Adviser's duties hereunder, subject always (x) to the provisions contained in the documents delivered to the Sub-Adviser pursuant to Section 1, as each of the same may from time to time be amended or supplemented, and (y) to the limitations set forth in the Registration Statement of the Trust, on behalf of the Fund, as in effect from time to time under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), the Sub-Adviser will have investment discretion with respect to the Fund and will, at its own expense:

      (a) furnish the Adviser and the Fund with advice and recommendations, consistent with the investment policies, objectives and restrictions of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, with respect to the purchase, holding and disposition of portfolio securities including the purchase and sale of options;

      (b) furnish the Adviser and the Fund with advice as to the manner in which voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets shall be exercised, the Fund having the responsibility to exercise such voting and other rights;

      (c) furnish the Adviser and the Fund with research, economic and statistical data in connection with the Fund's investments and investment policies;

      (d) submit such reports relating to the valuation of the Fund's securities as the Trustees may reasonably request;

      (e) subject to prior consultation with the Adviser, engage in negotiations relating to the Fund's investments with issuers, investment banking firms, securities brokers or dealers and other institutions or investors;

      (f) The Sub-Adviser shall have full authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transaction will be executed. In providing the Fund with investment management, it is recognized that the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution considering all circumstances. Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other research services and products provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Fund that the Sub-Adviser have access to brokerage and research services and products and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than broker-dealers that do not provide such brokerage and research services. Therefore, in compliance with Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, that provide brokerage and research products and/or services that charge an amount of commission for effecting securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction, provided the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser for this or other advisory accounts, subject to review by the Adviser from time to time with respect to the extent and continuation of this practice. It is understood that the information, services and products provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients;

      (g) from time to time or at any time requested by the Adviser or the Trustees, make reports to the Adviser or the Trust of the Sub-Adviser's performance of the foregoing services;

      (h) subject to the supervision of the Adviser, maintain all books and records with respect to the Fund's securities transactions required by the 1940 Act, and preserve such records for the periods prescribed therefor by the

1940 Act (the Sub-Adviser agrees that such records are the property of the Trust and copies will be surrendered to the Trust promptly upon request therefor);

      (i) give instructions to the Fund's custodian as to deliveries of securities to and from such custodian and transfer of payment of cash for the account of the Fund, and advise the Adviser on the same day such instructions are given; and

      (j) cooperate generally with the Fund and the Adviser to provide information necessary for the preparation of registration statements and periodic reports to be filed with the Securities and Exchange Commission, including Form N-1A, periodic statements, shareholder communications and proxy materials furnished to holders of shares of the Fund, filings with state "blue sky" authorities and with United States agencies responsible for tax matters, and other reports and filings of like nature.

3. Expenses Paid by the Sub-Adviser. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by it in connection with the performance of its duties hereunder.

4. Expenses of the Fund Not Paid by the Sub-Adviser. The Sub-Adviser will not be required to pay any expenses which this Agreement does not expressly make payable by the Sub-Adviser. In particular, and without limiting the generality of the foregoing but subject to the provisions of Section 3, the Sub-Adviser will not be required to pay under this Agreement:

      (a) the compensation and expenses of Trustees and of independent advisers, independent contractors, consultants, managers and other agents employed by the Trust or the Fund other than through the Sub-Adviser;

      (b) legal, accounting and auditing fees and expenses of the Trust or the Fund;

      (c) the fees and disbursements of custodians and depositories of the Trust or the Fund's assets, transfer agents, disbursing agents, plan agents and registrars;

      (d) taxes and governmental fees assessed against the Trust or the Fund's assets and payable by the Trust or the Fund;

      (e) the cost of preparing and mailing dividends, distributions, reports, notices and proxy materials to shareholders of the Trust or the Fund except that the Sub-Adviser shall bear the costs of providing the information referred to in
Section 2(j) to the Adviser;

      (f) brokers' commissions and underwriting fees; and

      (g) the expense of periodic calculations of the net asset value of the shares of the Fund.

5. Compensation of the Sub-Adviser. For all services to be rendered, facilities furnished and expenses paid or assumed by the Sub-Adviser as herein provided for the Fund, the Adviser will pay the Sub-Adviser quarterly, in arrears, a fee at the annual rate of : (i) ____________ of the average daily net asset value of the Fund; and (ii) _____ of the average daily net asset value of the Fund in excess of __________.

      The "average daily net assets" of the Fund shall be determined on the basis set forth in the Fund's Prospectus or otherwise consistent with the 1940 Act and the regulations promulgated thereunder. The Sub-Adviser will receive a pro rata portion of such fee for any periods in which the Sub-Adviser advises the Fund less than a full quarter. The Fund shall not be liable to the Sub-Adviser for the Sub-Adviser's compensation hereunder. Calculations of the Sub-Adviser's fee will be based on average net asset values as provided by the Adviser.

      In addition to the foregoing, the Sub-Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Fund for all or a portion of its expenses not otherwise required to be borne or reimbursed by it. Any such fee reduction or undertaking may be discontinued or modified by the Sub-Adviser at any time.

6. Other Activities of the Sub-Adviser and Its Affiliates. Nothing herein contained shall prevent the Sub-Adviser or any associate of the Sub-Adviser from engaging in any other business or from acting as investment adviser or investment manager for any other person or entity. It is understood that officers, directors and employees of the Sub-Adviser or its affiliates may continue to engage in providing portfolio management services and advice to other investment companies, whether or not registered, to other investment advisory clients of the Sub-Adviser or its affiliates and to said affiliates themselves.

7. Avoidance of Inconsistent Position. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its investment management subsidiaries nor any of such investment management subsidiaries' directors, officers or employees will act as principal or agent or receive any commission, except as may be permitted by the 1940 Act and rules and regulations promulgated thereunder. The Sub-Adviser shall not knowingly recommend that the Fund purchase, sell or retain securities of any issuer in which the Sub-Adviser has a financial interest without obtaining prior approval of the Adviser prior to the execution of any such transaction.

      Nothing herein contained shall limit or restrict the Sub-Adviser or any of its officers, affiliates or employees from buying, selling or trading in any securities for its or their own account or accounts. The Trust and Fund acknowledge the Sub-Adviser and its officers, affiliates, and employees, and its other clients may at any time have, acquire, increase, decrease or dispose of positions in investments which are at the same time being acquired or disposed of hereunder. The Sub-Adviser shall have no obligation to acquire with respect to the Fund, a position in any investment which the Sub-Adviser, its officers, affiliates or employees may acquire for its or their own accounts or for the account of another client, if in the sole discretion of the Sub-Adviser, it is not feasible or desirable to acquire a position in such investment on behalf of the Fund. Nothing herein contained shall prevent the Sub-Adviser from purchasing or recommending the purchase of a particular security for one or more funds or clients while other funds or clients may be selling the same security.

8. No Partnership or Joint Venture. The Trust, the Fund, the Adviser and the Sub-Adviser are not partners of or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on any of them.

9. Name of the Trust, the Fund and the Sub-Adviser. The Trust and the Fund may use the name "John Hancock" or any name or names derived from or similar to the names "John Hancock Advisers, Inc." or "John Hancock Life Insurance Company" only for so long as this Agreement remains in effect. At such time as this Agreement shall no longer be in effect, the Trust and the Fund will (to the extent that they lawfully can) cease to use such a name or any other name indicating that the Fund is advised by or otherwise connected with the Adviser. The Fund acknowledges that it has adopted the name John Hancock ______________ Fund through permission of John Hancock Life Insurance Company, a Massachusetts insurance company, and agrees that John Hancock Life Insurance Company reserves to itself and any successor to its business the right to grant the nonexclusive right to use the name "John Hancock" or any similar name or names to any other corporation or entity, including but not limited to any investment company of which John Hancock Life Insurance Company or any subsidiary or affiliate thereof shall be the investment adviser.

      In addition, the Fund and the Trust hereby consent to the reasonable use of the name of the Fund in marketing/client materials developed and distributed by or on behalf of Sub-Adviser. In addition, it is understood that the name "Nicholas-Applegate" or the name of any of its affiliates, or any derivative associated with those names, are the valuable property of the Sub-Adviser and its affiliates and that the Fund, Trust and/or the Adviser have the right to use such name(s) or derivative(s) in offering materials and sales literature so long as this Agreement is in effect. Upon termination of the Agreement, such authorization shall forthwith cease to be in effect.

10. Limitation of Liability of Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund or the Adviser in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser, who may be or become an employee of and paid by the Trust or the Fund shall be deemed, when acting within the scope of his employment by the Trust or the Fund, to be acting in such employment solely for the Trust or the Fund and not as the Sub-Adviser's employee or agent.

11. Duration and Termination of this Agreement. This Agreement shall remain in force until June 30, 2002. This Agreement may, on 60 days' written notice, be terminated at any time without the payment of any penalty by the Trust or the Fund by vote of a majority of the outstanding voting securities of the Fund, by the Trustees, the Adviser or the Sub-Adviser. Termination of this Agreement with respect to the Fund shall not be deemed to terminate or otherwise invalidate any provisions of any contract between the Sub-Adviser and any other series of the Trust. This Agreement shall automatically terminate in the event of its assignment or upon termination of the Investment Management Contract. In interpreting the provisions of this Section 11, the definitions contained in
Section 2(a) of the 1940 Act (particularly the definitions of "assignment," "interested person" or "voting security"), shall be applied.

12. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment, transfer, assignment, sale, hypothecation or pledge of this Agreement shall be effective until approved by
(a) the Trustees, including a majority of the Trustees who are not interested persons of the Adviser, the Sub-Adviser, or (other than as Board members) of the Trust or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and (b) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

13. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

14. Severability. The provisions of this Agreement are independent of and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be deemed invalid or unenforceable in whole or in part.

15. Miscellaneous. (a) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The name John Hancock _____________ Trust is the designation of the Trustees under the Amended and Restated Declaration of Trust dated __________ 1996, as amended from time to time. The Declaration of Trust has been filed with the Secretary of The Commonwealth of Massachusetts. The obligations of the Trust and the Fund are not personally binding upon, nor shall resort be had to the private property of, any of the Trustees, shareholders, officers, employees or agents of the Fund, but only the Fund's property shall be bound. The Trust or the Fund shall not be liable for the obligations of any other series of the Trust. (b) Any information supplied by the

Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments.

16. Nicholas-Applegate undertakes to promptly notify Fund of any change in its general partner(s).

17. The Fund agrees to obtain and maintain insurance coverage satisfying any insurance requirements under the 1940 Act, to carry errors and omissions coverage in the amount of $10,000,000.

                                    Yours very truly,

                                    JOHN HANCOCK __________TRUST
                                    on behalf of John Hancock _________ Fund


                                    By:  ____________________________
                                                   President

The foregoing contract
is hereby agreed to as
of the date hereof.

JOHN HANCOCK ADVISERS, INC.


By: ______________________________________
                  President


NICHOLAS-APPLEGATE CAPITAL MANAGEMENT


By: ____________________________
Name:
Title:



                                                                                        VOTE TODAY BY MAIL,
                                                                                    TOUCH-TONE PHONE OR THE
                                                                             INTERNET CALL TOLL-FREE 1-888-
                                                                                      221-0697 OR LOG ON TO
                                                                                      WWW.JHANCOCKFUNDS.COM
                                                                                               /FUNDS/PROXY

***control number: 999 999 999 999 99 ***         Please fold and detach card at perforation before mailing



JOHN HANCOCK INTERNATIONAL EQUITY FUND                        THIS PROXY IS SOLICITED BY THE
                                                              BOARD OF TRUSTEES


                 SPECIAL MEETING OF SHAREHOLDERS- APRIL 25, 2001

The undersigned, revoking previous proxies, hereby appoint(s) Maureen R. Ford, James J. Stokowski and Susan S. Newton, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock International
Equity Fund ("International Equity Fund") which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") of International Equity Fund to be held at 101 Huntington Avenue, Boston,
Massachusetts 02199, on April 25, 2001 at 9:00 a.m., Eastern time, and any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement dated March 9, 2001 is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal.


Date________________________________, 2001


o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

o Please sign exactly as your name or names appear left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

o If a Corporation, please sign in full corporate name by president or other authorized officer.

o If a partnership, please sign in partnership name by authorized person.

----------------------------------------
Signature(s)




                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                       THE EXPENSE OF ADDITIONAL MAILINGS

            Please fold and detach card at perforation before mailing

Specify your desired action by a check mark in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of the proposal. The persons named as proxies have discretionary authority as to any other matters which properly come before the meeting.

             Please vote by filling in the appropriate boxes below.

ITEM 1:       To approve a new sub-investment management contract among John Hancock Advisers, Inc.,
              International Equity Fund and Nicholas-Applegate Capital Management.
 .
                  FOR                    AGAINST                ABSTAIN







PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF THIS CARD

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


[LOGO]    John Hancock                                     Internet Proxy Voting
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       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                         International Equity Fund


Proposal 1.  To approve a new sub-investment management contract
             among John Hancock Advisers, Inc., International Equity     FOR       AGAINST      ABSTAIN
             Fund and Nicholas-Applegate Capital Management.
=======================================================================================================

             Please refer to the proxy statement for discussion of each of these matters.
             If no specification is made on a proposal, the proposal will be voted "For".
                                        Thank you for voting.

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       JOHN HANCOCK FUNDS                                    Proxy Voting Form
                                                            John Hancock Funds
                                                         International Equity Fund

--------------------------------------------------------------------------------
                    Thank you! Your vote has been submitted.
--------------------------------------------------------------------------------


Proposal 1.  To approve a new sub-investment management contract among John Hancock Advisers, Inc., International Equity Fund and Nicholas-Applegate Capital Management.

             Please refer to the proxy statement for discussion of each of these matters.

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